                                  SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]
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[ ] Preliminary Proxy Statement
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    14a-6(e)(2))
[X] Definitive Proxy Statement
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                 CitiFunds(SM) Trust I on behalf of its series -
                        CitiFunds(SM) Balanced Portfolio
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                (Name of Registrant as Specified In Its Charter)

                               Jennifer H. Hurford
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         4.       Date Filed:

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                       CITIFUNDS(SM)  BALANCED PORTFOLIO


                                21 Milk Street
                         Boston, Massachusetts 02109


                                June 11, 1999


Dear Shareholder:

  The accompanying materials relate to a Special Meeting of Shareholders of CitiFunds(SM) Balanced Portfolio. The Meeting will be held on Friday, July 30, 1999 at 3:00 p.m., Eastern time.


  YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSED ACTIONS THAT YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.



  If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Fund does not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation, may contact you to assist you in casting your vote.



  VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.


  Items 1, 2 and 3 are interrelated. In general, they involve a proposal to restructure the Fund to take advantage of amendments to federal law which, among other things, would allow the Fund to be managed in an administratively simpler manner. In addition, shareholders are being asked to authorize the selection of subadvisers by the Board, to authorize certain technical amendments and additions to the Fund's investment restrictions and to approve the selection of the Fund's accountants.


  After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact Shareholder Communications Corporation at 1-800-790-7068.


  We appreciate your participation in this important meeting. Thank you.

                                      Sincerely,
                                  /s/ Philip W. Coolidge
                                      Philip W. Coolidge
                                      President

                       CITIFUNDS(SM) BALANCED PORTFOLIO

                                21 Milk Street
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679


                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS

                       To be held Friday, July 30, 1999

  A Special Meeting of Shareholders of CitiFunds(SM) Balanced Portfolio will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time, for the following purposes:

  ITEM 1. To vote on an amendment to the Fund's Declaration of Trust to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act").

  ITEM 2. To vote on an amendment to the fundamental investment policies of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

  ITEM 3. To vote on a Management Agreement for the Fund with Citibank, N.A.

  ITEM 4. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.


  ITEM 5. To vote on amendments to the fundamental investment policies of the Fund concerning the Fund's ability to:
          (a) borrow money;
          (b) make loans to other persons; and
          (c) buy and sell futures contracts and options on futures.

  ITEM 6. To vote on proposals to adopt fundamental investment policies limiting:
          (a) the underwriting of securities;
          (b) purchases and sales of real estate;
          (c) purchases and sales of commodities; and
          (d) the issuance of senior securities.


  ITEM 7. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for the Fund.

  ITEM 8. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.


  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 7.

  Only shareholders of record on June 7, 1999 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Linda T. Gibson, Secretary


JUNE 11, 1999



YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                       CITIFUNDS(SM) BALANCED PORTFOLIO


                                21 Milk Street
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679
                               PROXY STATEMENT


  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of CitiFunds(SM) Balanced Portfolio for use at a Special Meeting of Shareholders of the Fund, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

  The close of business on June 7, 1999 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 15,428,418.336 shares of CitiFunds Balanced Portfolio -- Class A and 118,333.026 shares of CitiFunds Balanced Portfolio -- Class B (without par value) were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

  The Fund's Annual Report for the fiscal year ended December 31, 1998, including audited financial statements, has previously been sent to shareholders and is available without charge by written request sent to the Fund at the address above or by calling Shareholder Communications Corporation at 1-800-790-7068.

  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about June 11, 1999.


                  MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF THE FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 7. Shares of each class will vote together on all Items. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Fund.


  If sufficient votes to approve the proposed Items 1 through 7 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 7 for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.


  The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 7. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 7.

                              GENERAL BACKGROUND

CURRENT STRUCTURE

  The Fund currently is a feeder fund in a two-tier master/feeder structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund (called a master fund), Balanced Portfolio, that has the same investment goals and strategies as the Fund. Balanced Portfolio buys, holds and sells securities in accordance with its goals and strategies. The Fund may withdraw its investment in Balanced Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders. As of December 31, 1998, the Fund's net assets were $236,358,866, and the Portfolio's net assets were $265,123,864.

  Citibank, N.A. is the investment manager of Balanced Portfolio. The assets of Balanced Portfolio are allocated among equity and fixed income securities. As manager, Citibank determines the percentages of Balanced Portfolio's assets that are to be invested in these types of securities. Normally, about 60% of the Portfolio's assets is invested in equity securities and at least 25% of its assets is invested in fixed income securities, although this blend of stocks and bonds may shift from time to time to take advantage of a strong market or based on Citibank's outlook for risk and return. Citibank manages the Portfolio's fixed income securities, and delegates the daily management of the Portfolio's equity securities to SSBC Fund Management, Inc. (SSBC), as subadviser. SSBC is an affiliate of Citibank.


  Citibank and SSBC also serve as manager and subadviser, respectively, to Large Cap Value Portfolio, another mutual fund that acts as a master fund. Currently, ten funds invest in Large Cap Value Portfolio. SSBC manages Large Cap Value Portfolio in the same manner and style as it manages the equity portion of Balanced Portfolio. As of April 30, 1999, Large Cap Value Portfolio's net assets were $95,229,611.

  Citibank also manages U.S. Fixed Income Portfolio, a mutual fund that acts as a master fund. Currently, twelve funds invest in U.S. Fixed Income Portfolio. Citibank manages U.S. Fixed Income Portfolio in the same manner and style as it manages the fixed income portion of Balanced Portfolio. As of April 30, 1999, U.S. Fixed Income Portfolio's net assets were $92,318,053.


PROPOSED STRUCTURE


  Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Amendments to the Investment Company Act of 1940 now permit funds to invest their assets in multiple registered investment companies so long as the funds and the investment companies that the funds invest in hold themselves out to investors as being companies that are related to one another for purposes of investment and investor services.

  In order to take advantage of this change in law and any future changes in law on this topic, the Fund is proposing to restructure so that it invests its investable assets in the two master funds described above, Large Cap Value Portfolio and U.S. Fixed Income Portfolio. To accomplish this restructuring, Balanced Portfolio will transfer its equity securities to Large Cap Value Portfolio and its fixed income securities to U.S. Fixed Income Portfolio. In exchange, the Fund will receive an interest in each of Large Cap Value Portfolio and U.S. Fixed Income Portfolio corresponding in amount to the Fund's pro rata share of Balanced Portfolio's contribution to the applicable Portfolio. Balanced Portfolio will then be dissolved. After giving effect to the restructuring, Citibank will perform asset allocation services at the Fund level and determine the percentages of Fund assets to be invested in each of Large Cap Value Portfolio and U.S. Fixed Income Portfolio. Citibank will continue to serve as the manager for Large Cap Value Portfolio and U.S. Fixed Income Portfolio, and SSBC will continue to serve as subadviser to the Large Cap Value Portfolio.


  After the proposed restructuring, the Fund will continue to be organized in a two-tier structure. However, the Fund will invest its assets in Large Cap Value Portfolio and U.S. Fixed Income Portfolio, rather than Balanced Portfolio. The restructuring is illustrated by the charts below.

                             BEFORE RESTRUCTURING

  The Fund invests all of its investable assets in Balanced Portfolio.

                                   ---------
                                   CitiFunds
                                    Balanced
                                   Portfolio
                                   ---------
                                       |
                                       |
                                       |
                                   ---------
                                    Balanced
                                   Portfolio
                                   ---------

[Description of Chart
(Page layout - landscape)
Box containing the name "CitiFunds Balanced Portfolio" is placed above a box containing the name "Balanced Portfolio." An arrow leading from the box above to the box below connects the two boxes.]



                             AFTER RESTRUCTURING

  The Fund invests all of its investable assets in two Portfolios.

                                   ---------
                                   CitiFunds
                                    Balanced
                                   Portfolio
                                   ---------
                                       |
                                       |
                                       |
                    ------------------------------------------
                    |                                        |
                    |                                        |
             --------------                          ----------------
               Large Cap                                U.S. Fixed
            Value Portfolio                          Income Portfolio
            ---------------                          ----------------

[Description of Chart
(Page layout - landscape)
Box containing the name "CitiFunds Balanced Portfolio" is placed above and between two boxes, the one on the left containing the name "Large Cap Value Portfolio," and the one on the right containing the name "U.S. Fixed Income Portfolio." Arrows leading from the box above connect the box above to each of the two boxes below.]

  The restructuring will permit the Fund's equity and fixed income securities to be managed as part of larger existing portfolios of securities. Economies of scale may result and may benefit the Fund. Also, master funds managed in the same way will effectively be combined, reducing the administrative burden to Citibank.

  THE FUND'S EXPENSE RATIO WILL NOT INCREASE AS A RESULT OF THE RESTRUCTURING. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK AND AT SSBC WHO CURRENTLY PROVIDE MANAGEMENT SERVICES WILL CONTINUE TO DO SO AFTER THE RESTRUCTURING, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUND WILL NOT BE ADVERSELY AFFECTED.

  The following table summarizes estimated shareholder transaction expenses for the Fund and estimated current annual operating expenses for the Fund and for Balanced Portfolio. The table also presents estimated annual operating expenses for the Fund, Large Cap Value Portfolio and U.S. Fixed Income Portfolio after the restructuring. PLEASE NOTE THAT THE TOTAL COMBINED ADVISORY AND ADMINISTRATIVE FEES BEFORE AND AFTER THE RESTRUCTURING WILL BE THE SAME ALTHOUGH INDIVIDUAL COMPONENTS WILL VARY.

SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                       CLASS A        CLASS B
                                                       CURRENT        CURRENT
                                                      AND AFTER      AND AFTER
  SHARE CLASS                                       RESTRUCTURING  RESTRUCTURING
  -----------                                       -------------  -------------
Maximum Sales Charge (Load) Imposed on Purchases        5.00%          None
Maximum Deferred Sales Charge (Load)                    None(1)        5.00%(2)


ANNUAL FUND OPERATING EXPENSES

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(3)

                                              CLASS A                CLASS B
                                  CLASS A      AFTER      CLASS B     AFTER
  SHARE CLASS                     CURRENT  RESTRUCTURING  CURRENT  RESTRUCTURING
  -----------                     -------  -------------  -------  -------------

Management Fees                    0.40%       0.70%(4)    0.40%      0.70%(4)
Distribution (12b-1) Fees
  (including service fees)         0.25%       0.25%       1.00%      1.00%
Other Expenses
  Administrative services          0.30%         --        0.30%       --
  Other operating expenses         0.27%       0.27%       0.27%      0.27%
TOTAL ANNUAL FUND
  OPERATING EXPENSES*              1.22%       1.22%       1.97%      1.97%

----------


* Because some of the Fund's expenses were waived or reimbursed, actual total operating expenses for the prior year were (or, in the case of Class B shares, would have been) 1.02% for Class A shares and 1.77% for Class B shares. After waivers and reimbursements, total operating expenses after the restructuring are expected to be 1.02% for Class A shares and 1.77% for Class B shares. These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Except for investment of $500,000 or more.


(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.

(3) The Fund currently invests in an underlying mutual fund, Balanced Portfolio. The current expenses in this table reflect the expenses of the Fund and Balanced Portfolio. The expenses after restructuring in this table reflect the expenses of the Fund, Large Cap Value Portfolio and U.S. Fixed Income Portfolio.

(4) A combined fee for investment advisory and administrative services.

EXAMPLE

  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o   you invest $10,000 in the Fund for the time periods indicated;

  o   you pay the maximum applicable sales charge;

  o   you reinvest all dividends; and

  o you then sell all your shares at the end of those periods, if you own Class A shares.

  If you own Class B shares, two numbers are given, one showing your expenses if you sold (redeemed) all your shares at the end of each time period and one if you held onto your shares. The example also shows the effects of the conversion of Class B shares to Class A shares after 8 years.

  The example also assumes that:

  o each investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses shown in the Fund Fees and Expenses table remain the same before taking into consideration any fee waivers or reimbursements.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                    ------     -------    -------   --------
CURRENT AND AFTER RESTRUCTURING
Class A                              $618       $868      $1,137     $1,903
Class B
  Assuming redemption at end of
    period                           $700       $918      $1,162     $2,060
  Assuming no redemption             $200       $618      $1,062     $2,060

  The Fund's Trustees believe that this restructuring is in the best interests of Fund shareholders. The Trustees will implement the restructuring for the Fund if shareholders of the Fund approve each of the proposals in Items 1, 2 and 3 below. The proposal in Item 4 would permit the Trustees, subject to receiving exemptive relief from the Securities and Exchange Commission, to hire subadvisers for the Fund without Fund shareholder approval. The Trustees will implement the restructuring whether or not Fund shareholders approve the proposal in Item 4. If the restructuring is implemented, the Fund, subject to obtaining favorable rulings from the Internal Revenue Service, intends to change its fiscal year end to October 31.

  In the event that the proposals in Items 1, 2 and 3 below do not receive the requisite shareholder approval for the Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of the Fund.

  ITEM 1. TO VOTE ON AN AMENDMENT TO THE FUND'S DECLARATION OF TRUST TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  It is proposed that the Fund's Declaration of Trust be amended to permit the Fund to invest in other investment companies to the extent not prohibited by the 1940 Act.

  The Fund's Declaration of Trust presently permits the Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. Pursuant to this authority, the Fund invests all of its investable assets in Balanced Portfolio. As described above, amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

  The proposed amendment to the Fund's Declaration of Trust which appears below will allow the Fund to take advantage of the changes in law, as well as future changes in law or regulation on this topic. This amendment will also facilitate the Fund completing the proposed restructuring described under "General Background" above. The Fund's Board of Trustees believes that this amendment will be to the Fund's advantage and is in the best interests of the shareholders of the Fund. It is proposed that Section 3.2(d) of the Declaration of Trust be amended by deleting the words below that have been marked through [bracketed] and adding the italicized [[double bracketed]] words:


  (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property of CitiSelect(R) Folio 100 Income, CitiSelect(R) Folio 200 Conservative, CitiSelect(R) Folio 300 Balanced, CitiSelect(R) Folio 400 Growth [and], CitiSelect(R) Folio 500 Growth Plus, [[CitiFundsSM Balanced Portfolio]] and of each other Series of the Trust [(other than Landmark Balanced Fund)], or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.


  Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

  Balanced Portfolio's Declaration of Trust currently does not permit Balanced Portfolio to invest substantially all of its assets in other investment companies, and also currently requires that investors in Balanced Portfolio approve sales, transfers or exchanges of all or substantially all of the assets of that Portfolio. This would include the transfer of the Portfolio's assets to Large Cap Value Portfolio and U.S. Fixed Income Portfolio. See "General Background." Balanced Portfolio will call a meeting of is investors to approve an amendment to Balanced Portfolio's Declaration of Trust to permit the investment in multiple investment companies and the transfer of Balanced Portfolio's assets to Large Cap Value Portfolio and U.S. Fixed Income Portfolio. By voting in favor of this Item, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of this amendment and this transfer.

                                VOTE REQUIRED

  The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of the amendment to the Declaration of Trust with respect to the Fund. This requires approval by the holders of 67% or more of the outstanding shares of the Fund which are present at the Meeting if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less (a "Majority Shareholder Vote").

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.

  ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  The Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Certain of these fundamental investment restrictions currently permit the Fund to invest its investable assets in a single investment company having the same investment goals and strategies and substantially the same investment restrictions as the Fund. As noted above, amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There also may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

  In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Fund to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in Exhibit A be amended as indicated in that Exhibit. Shareholders also should review Item 5 for additional proposed changes to these investment restrictions.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of the Fund.

  Balanced Portfolio has adopted fundamental restrictions which are substantially similar to those listed in Exhibit A. Each of these restrictions for Balanced Portfolio will be amended in the same way that the Fund's restrictions will be amended. Balanced Portfolio will call a meeting of its investors to approve these amendments. By voting in favor of this Item, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of these amendments to Balanced Portfolio's fundamental investment restrictions.

                                VOTE REQUIRED

  Because the investment restrictions in Exhibit A are fundamental policies of the Fund, approval of this proposal will require a Majority Shareholder Vote.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF THE FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  ITEM 3. TO VOTE ON A MANAGEMENT AGREEMENT FOR THE FUND WITH CITIBANK, N.A.

  Citibank currently does not provide investment advisory services directly to the Fund. Instead, Citibank provides investment advisory services to Balanced Portfolio, the underlying mutual fund in which the Fund invests, pursuant to a management agreement dated May 17, 1999. The Fund's distributor currently provides administrative services to the Fund pursuant to an administrative services agreement. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Fund.

  As part of the restructuring described above, it is proposed that the Fund enter into a Management Agreement with Citibank. Under the proposed Management Agreement, Citibank will be responsible for the overall management of the Fund's business affairs and will provide investment advisory as well as administrative services to the Fund, including the provision of general office facilities and supervising the overall administration of the Fund. When the Fund invests in multiple investment companies, Citibank will perform asset allocation services at the Fund level and will determine the percentages of Fund assets to be invested in each underlying investment company. The proposed Management Agreement will render the Fund's existing administrative services agreement unnecessary, and it will be terminated.


  It is expected that the same personnel at Citibank and at SSBC who currently provide advisory and administrative services for Fund assets will continue to do so after the Management Agreement is entered into, and the nature, level and quality of services to the Fund will not be adversely affected. The management fee payable by Fund shareholders under the proposed Management Agreement will be the same as the aggregate investment advisory and administrative services fees currently payable by Fund shareholders. A copy of the proposed Management Agreement for the Fund is attached hereto as EXHIBIT
B. Shareholders should refer to EXHIBIT B for the complete terms of the Management Agreement, and the description of the Management Agreement set forth herein is qualified in its entirety by the provisions of the Management Agreement as set forth in EXHIBIT B.


                      THE PROPOSED MANAGEMENT AGREEMENT

  Under the proposed Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested, subject always to the restrictions of the Fund's Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Fund's prospectus. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Fund investment policies.

  Under the Management Agreement, Citibank will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, service agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Fund.

  The Management Agreement, if approved by a Majority Shareholder Vote of the Fund, will become effective with respect to the Fund on the effective date of the proposed restructuring, and will continue in effect for an initial two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Management Agreement may be terminated at any time without the payment of any penalty by the Fund's Board of Trustees or by a Majority Shareholder Vote of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  Under the proposed Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such Agreement.

  Mark Lindbloom, a Vice President of Citibank, will serve as the Fund's overall portfolio manager and will be responsible for determining asset allocations, supervising and monitoring the performance of Citibank personnel responsible for managing the Fund's assets, and supervising and monitoring the performance of the subadviser. Mr. Lindbloom has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 19 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

                               MANAGEMENT FEES


  Under the proposed Management Agreement between the Fund and Citibank, the Fund will pay Citibank management fees equal on an annual basis to 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year minus the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the portfolios in which it invests of which Citibank is the manager. Fees will be accrued daily and payable monthly. Other investment companies advised by Citibank that have investment objectives that are similar to that of the Fund, and the advisory fees paid by those companies are listed in EXHIBIT C.


  The fees payable by the Fund for the investment advisory and administrative services Citibank currently provides to Balanced Portfolio are 0.45% of the Fund's average daily net assets for its then-current fiscal year. The fees payable by the Fund for the administrative services currently provided to the Fund are 0.25% of the Fund's average daily net assets for its then-current fiscal year. Investment advisory and administrative fees accrued under the existing advisory and administrative services agreements were $1,159,750 with respect to Balanced Portfolio and $346,383 with respect to the Fund, for the fiscal year ended December 31, 1998. Had the proposed management fees for the Fund been in effect for that period, the fees accrued would have been the same as the aggregate investment advisory and administrative fees accrued under the existing advisory and administrative services agreements for such period. Except as set forth above with respect to administrative services and investment advisory fees and under the caption "Other Services Provided by Citibank" below, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Fund for services provided to the Fund during its last fiscal year. There were no other material payments by the Fund to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.

  No commissions were paid by the Fund or Balanced Portfolio to any broker during the same period that (i) is an affiliated person of Balanced Portfolio or the Fund, or (ii) is affiliated with any person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of Balanced Portfolio, the Fund, Citibank, the placement agent of Balanced Portfolio, or the distributor of the Fund.

                           DESCRIPTION OF CITIBANK

  Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. With its affiliates, it currently manages more than $327 billion in assets worldwide. Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998.

  John S. Reed is the Chairman of the Board and a Director of Citibank. Victor
J. Menezes is the President and a Director of Citibank. William R. Rhodes and
H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul S. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of Travelers Insurance Group and of Travelers Property Casualty Corp.

  Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

Paul J. Collins ................  Director, Kimberly-Clark Corporation

Robert I. Lipp .................  Chairman, Chief Executive Officer and
                                    President, Travelers Property Casualty
                                    Corp.

John S. Reed ...................  Director, Monsanto Company
                                  Director, Philip Morris Companies
                                    Incorporated
                                  Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes ..............  Director, Private Export Funding Corporation


H. Onno Ruding .................  Supervisory Director, Amsterdamsch Trustees
                                    Cantoor B.V.
                                  Director, Pechiney S.A.
                                  Advisory Director, Unilever NV and
                                    Unilever PLC
                                  Director, Corning Incorporated


  Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

  Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it or its affiliates as Service Agents (see "Other Services Provided by Citibank" below) are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

  Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. Citibank also provides other services to the Fund. See "Other Services Provided by Citibank" below.

  Citibank also serves as adviser or subadviser to other registered investment companies with similar investment objectives. Those companies are identified in EXHIBIT C hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.

                     OTHER SERVICES PROVIDED BY CITIBANK

  Citibank and Affiliates as Service Agents. Each class of the Fund has a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to CFBDS, Inc., the Fund's distributor, for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the distributor and others in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares. During the period it is in effect, each Distribution Plan obligates the Fund to pay fees to the Service Agents and others as compensation for their services, and not as reimbursement for specific expenses incurred.

  Net fees accrued to Citibank and its affiliates for services provided as Service Agent or Shareholder Servicing Agent, as the case may be, of the Fund for the fiscal year ended December 31, 1998 for Class A shares were $577,968. No Class B shares were outstanding during the fiscal year ended December 31, 1998.

                   THE EVALUATION BY THE BOARD OF TRUSTEES


  At a meeting on May 7, 1999, the Trustees considered information with respect to whether the Management Agreement proposed to be adopted in connection with the restructuring, and the restructuring itself, were in the best interests of the Fund and its shareholders. The Trustees considered, among other factors, representations by Citibank that the proposed restructuring would not materially affect the nature, level and quality of services now provided to the Fund. The Trustees also considered that, subject to the required approval of shareholders of the Fund, the same personnel at Citibank who provide management services for Fund assets are expected to continue to do so and that the aggregate investment management fees paid by Fund shareholders (including their share of Large Cap Value Portfolio's and U.S. Fixed Income Portfolio's investment management fees) would not increase as a result of the restructuring. The Trustees also noted that the restructuring would permit separate portfolios of assets managed in the same style and manner to be combined, which could lead to economies of scale and other benefits to Fund shareholders. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Fund, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Fund, the Trustees considered information as to Citibank's business organization, financial resources and personnel.


  The Board of Trustees also considered that if in the future the Fund were to invest directly in securities and if circumstances existed under which best price and execution could be obtained from more than one broker or dealer, Citibank could, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Citibank. Although certain research, market and statistical information from brokers and dealers could be useful to the Fund and to Citibank, Citibank has advised the Fund that such information would be, in its opinion, only supplementary to Citibank's own research activities and the information would still have to be analyzed, weighed and reviewed by Citibank. It was noted that such information could be useful to Citibank in providing services to clients other than the Fund. Conversely, it was noted that information provided to Citibank by brokers and dealers through whom other clients of Citibank effect securities transactions could be useful to Citibank in providing services to the Fund.

  Based upon its review, the Trustees concluded that the Management Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Management Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Management Agreement for the Fund and voted to recommend its approval by Fund shareholders.

                                VOTE REQUIRED

  Approval of the Management Agreement will require a Majority Shareholder
Vote.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUND.

  ITEM 4. TO VOTE ON AUTHORIZING THE TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

  As discussed above, the Fund currently does not invest directly in securities but instead invests through an underlying mutual fund. However, if the Management Agreement described in Item 3 above is approved, the Fund may, in the future, invest directly in securities. If the Fund were to do so, Citibank could decide that it could maximize the Fund's chances of achieving its investment goals if one or more subadvisers were hired. Retaining the services of a subadviser, and replacing that subadviser, currently would require Fund shareholder approval.


  The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. Absent exemptive relief from the Securities and Exchange Commission, shareholders of the Fund would be asked to approve the advisory contract for any new subadviser for the Fund. The Securities and Exchange Commission has previously granted conditional exemptions from these shareholder vote requirements. If the Commission were to grant similar exemptive relief with respect to the Fund and this proposed Item 4 is approved by Fund shareholders, the Board of Trustees would be able, without further shareholder approval, to appoint new or replacement subadvisers. The Trustees would not, however, be able to replace Citibank as investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. There is no assurance that any requested exemptive relief will be received.


  This Item 4 is intended to facilitate the efficient supervision and management of subadvisers by Citibank and the Trustees, and to give Citibank flexibility in managing the Fund. Citibank would continuously monitor the performance of any subadviser and could from time to time recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on Citibank's assessment of what combination of subadvisers it believes would optimize the Fund's chances of achieving its investment goals. If the Fund were to obtain exemptive relief and shareholders were to approve this proposed Item 4, the Trustees would not be required to call a Fund shareholder meeting each time a new subadviser was appointed.

  Shareholder meetings entail substantial costs. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with new or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, Citibank would assess the Fund's needs and, if it believed new or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, any recommendations made by Citibank would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees would be required to determine that an investment management agreement with the subadviser was reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of new or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

  The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of the Fund.

                                VOTE REQUIRED

  Approval of this proposal will require a Majority Shareholder Vote.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR AUTHORIZING THE TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.


  ITEM 5. TO VOTE ON AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND CONCERNING THE FUND'S ABILITY TO:
          (A) BORROW MONEY;
          (B) MAKE LOANS TO OTHER PERSONS; AND
          (C) BUY AND SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

  As noted above in Item 2, the Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Two of these fundamental investment restrictions limit the Fund's ability to borrow money and to make loans to other persons. The Fund is proposing technical amendments to these restrictions to clarify that the use of certain investment techniques, such as securities lending, would not be a violation of these restrictions.


  Certain other of the Fund's fundamental investment restrictions could be construed to limit the Fund's ability to buy or sell futures contracts and options on futures. The Fund is proposing technical amendments to these restrictions to clarify this point. The effect of the proposed amendments is to make the Fund's ability to buy or sell futures contracts and options on futures consistent with that described in the Fund's prospectus.

  Of course, the Fund is not required to use investment techniques such as securities lending, or to buy and sell futures contracts and options on futures contracts. The Fund's portfolio managers may decide, as a matter of investment strategy, not to use the investments and techniques described in the prospectus at any particular time.

  To give effect to the technical amendments described above, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT D be amended as indicated in that Exhibit. Shareholders should note that EXHIBIT D assumes that Item 2 has been approved.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of the Fund.

                                VOTE REQUIRED


  Because the investment restrictions in Exhibit D are fundamental policies of the Fund, approval of each proposal will require a Majority Shareholder Vote with respect to that proposal.


  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE FUND'S ABILITY TO BORROW MONEY, MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.


  ITEM 6. TO VOTE ON PROPOSALS TO ADOPT FUNDAMENTAL INVESTMENT POLICIES
          LIMITING:
          (A) THE UNDERWRITING OF SECURITIES;
          (B) PURCHASES AND SALES OF REAL ESTATE;
          (C) PURCHASES AND SALES OF COMMODITIES; AND
          (D) THE ISSUANCE OF SENIOR SECURITIES.

  As noted above in Items 2 and 5, the Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. The Fund has taken the position that additional fundamental investment restrictions also cannot be adopted without shareholder approval. In its review of the Fund's registration statement amendments, the Staff of the Securities and Exchange Commission has noted that the Fund has not adopted fundamental restrictions limiting the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities. The Staff of the Securities and Exchange Commission has asked that the Fund adopt fundamental restrictions on these topics, and the Fund has undertaken to seek shareholder approval to do so.


  As a result, the Fund is proposing to adopt the fundamental investment restrictions listed in EXHIBIT E. It should be noted that the adoption of these restrictions will not change the manner in which the Fund conducts its investment activities. The Trustees believe that the adoption of these fundamental investment restrictions is in the best interests of shareholders of the Fund.

                                VOTE REQUIRED


  Because the investment restrictions in EXHIBIT E will be fundamental policies of the Fund, approval of each proposal will require a Majority Shareholder Vote with respect to that proposal.


  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ADOPTION OF FUNDAMENTAL INVESTMENT POLICIES LIMITING THE UNDERWRITING OF SECURITIES, PURCHASES AND SALES OF REAL ESTATE AND COMMODITIES AND ISSUANCE OF SENIOR SECURITIES.

  ITEM 7. TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.

  It is intended that proxies cast by the Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, of PricewaterhouseCoopers LLP under
Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1999 (or, subject to obtaining a favorable ruling from the Internal Revenue Service, October 31, 1999). PricewaterhouseCoopers LLP has no direct or material indirect interest in the Fund.

  PricewaterhouseCoopers LLP has served as the Fund's independent certified public accountants since 1994, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

  Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                                VOTE REQUIRED

  Approval of this proposal will require approval by the holders of a majority of the outstanding shares of the Fund which are present at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.

  ITEM 8. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.


  The management of the Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                         INTERESTS OF CERTAIN PERSONS


  As of June 7, 1999, the Trustees and officers of the Fund, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Fund:


                                                   AMOUNT OF
                                                  BENEFICIAL       PERCENT
NAME OF BENEFICIAL OWNER                           OWNERSHIP      OF SHARES
------------------------                           ---------      ---------
Trustees of the Fund
Walter E. Robb, III ............................   1,746.920        0.01%

Officers of the Fund
Julie J. Wyetzner ..............................     241.414        0.00%

All Trustees and officers of the Fund as a group   1,988.334        0.01%

  As of June 7, 1999, to the best knowledge of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund.

                            ADDITIONAL INFORMATION


  The Fund is a series of CitiFunds Trust I, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984, as amended and restated on August 9, 1996. The Fund was designated as a separate series of the Trust on April 17, 1990. The mailing address of the Trust is 21 Milk Street, Boston, Massachusetts 02109.


  Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Fund's distributor. In these cases, the Service Agents are the shareholders of record of the Fund. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

  The cost of soliciting proxies in the accompanying form, which is expected to be about $75,000, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

  The Fund's distributor is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                       SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for CitiFunds Trust I as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.


  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        By Order of the Board of Trustees,

                        Linda T. Gibson, Secretary
                                                                 June 11, 1999

                                                                     EXHIBIT A


                 Deleted text is marked through [bracketed] and
               added text appears in italics [[double brackets]].

                     FUNDAMENTAL INVESTMENT RESTRICTIONS
                     PROPOSED TO BE AMENDED UNDER ITEM 2.

  The Fund will not:

    (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that, [with respect to the Fund, the Trust] [[the Fund]] may invest all or [substantially all of the Funds] [[any portion of its]] assets in [another registered company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio")] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

    (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that, [with respect to the Fund, the Trust] [[the Fund]] may invest all or [substantially all of the Funds] [[any portion of its]] assets in a [Qualifying Portfolio] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

                                                                     EXHIBIT B


                             MANAGEMENT AGREEMENT

                              CITIFUNDS TRUST I

                         CitiFunds Balanced Portfolio


  MANAGEMENT AGREEMENT, dated as of       , 1999, by and between CitiFunds
Trust I, a Massachusetts trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").


                                 WITNESSETH:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain management services for the series of the Trust designated as CitiFunds Balanced Portfolio (the "Fund"), and Citibank is willing to provide such management services for the Fund on the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


    1. Duties of Citibank. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of April 13, 1984, and By-Laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.


    (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.


    2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

    3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year or
  (ii) the difference between 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the portfolios in which it invests of which Citibank is the manager. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

    4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

    5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

    6. Activities of Citibank. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

    7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until May 7, 2001, on which date it will terminate unless its continuance after May 7, 2001, is "specifically approved at least annually"
  (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.


    This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

    This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

    The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

    The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.


    8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

    9. Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "CitiFunds" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "CitiFunds" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "CitiFunds."


  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

CITIFUNDS TRUST I                         CITIBANK, N.A.

By: ------------------------------------  By: --------------------------------

Title: ---------------------------------  Title: -----------------------------

                                                                     EXHIBIT C

OTHER INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUND FOR WHICH CITIBANK IS AN INVESTMENT ADVISER OR SUBADVISER


                                     ANNUAL FEE (AS A PERCENTAGE OF         ASSETS AS OF MAY 31,
          NAME OF FUND                     AVERAGE NET ASSETS)                      1999
          ------------               -----------------------------          --------------------

CitiSelect(R) Folio 100 Income ..                 0.50%                         $    238,131
CitiSelect(R) Folio 200
  Conservative ..................                 0.75%                          139,950,393
CitiSelect(R) Folio 300 Balanced                  0.75%                          224,875,039
CitiSelect(R) Folio 400 Growth ..                 0.75%                          248,355,933
CitiSelect(R) Folio 500 Growth
  Plus ..........................                 0.75%                           96,352,261
CitiFundsSM Growth & Income
  Portfolio .....................                 0.80%*                          57,983,248

*0.62%, after waiver, for the fiscal year ended October 31, 1998.


                                                                     EXHIBIT D


                 Deleted text is marked through [bracketed] and
               added text appears in italics [[double brackets]].

                     FUNDAMENTAL INVESTMENT RESTRICTIONS
                     PROPOSED TO BE AMENDED UNDER ITEM 5.

  PROPOSAL 5(A)

  The Fund will not:

    (1) Borrow money,[except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed(nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities] [[if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.]]

  PROPOSAL 5(B)

  The Fund will not:

    (2) Make loans to other persons [except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan] [[if such loans are specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.]]

  PROPOSAL 5(C)

  The Fund will not:

    (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, [except that;] [[provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state),
 [except that;] [[provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment [objectives] [[objective,]] up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, [[except that positions in futures contracts shall not be subject to this restriction.]]

                                                                     EXHIBIT E


                     Fundamental Investment Restrictions
                     Proposed to be Adopted under Item 6.

  PROPOSAL 6(A)

  The Fund will not:


    (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.


  PROPOSAL 6(B)

  The Fund will not:

    (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) or interests in oil, gas or mineral leases in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

  PROPOSAL 6(C)

  The Fund will not:

    (8) Purchase or sell commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).

  PROPOSAL 6(D)

  The Fund will not:

    (9) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

                     FOUR SIMPLE METHODS TO VOTE YOUR PROXY

THE ACCOMPANYING PROXY STATEMENT DISCUSSES MATTERS REGARDING CITIFUNDS
BALANCED PORTFOLIO. It is important that you vote on these issues. After you have reviewed the proxy information, please vote your shares by utilizing one of the following methods described below.

                               Call toll-free (800) 790-7068 and follow the
[graphic omitted]    BY PHONE: the automated instructions. You will need the
                               10 digit control number located on your proxy card.

[graphic omitted]     BY MAIL: Simply enclose your executed proxy in the
                               postage-paid envelope found within the proxy package.


                               Visit https://www.proxycard.com
[graphic omitted] BY INTERNET: Once there, enter the 10-digit control number located on your proxy card.


[graphic omitted]      BY FAX: Simply fax your executed proxy to 1-800-733-1885.


If you have any questions regarding the meeting agenda please call
1-800-790-7068.

                   YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY.

PROXY CARD                                                           PROXY CARD

                        CITIFUNDS(SM) BALANCED PORTFOLIO
           A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 1999


The undersigned, revoking all Proxies heretofore given, hereby appoints each of Susan Jakuboski and Christine A. Drapeau, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of the undersigned all shares in CitiFunds(SM) Balanced Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time and any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   Control Number:


                                   Note: Please sign exactly as your name(s) appear on this proxy. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

                                   --------------------------------------------
                                   Signature


                                   --------------------------------------------
                                   Signature of joint owner, if any

                                                                          , 1999
                                   --------------------------------------------
                                   Date

PROXY SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN
FAVOR OF EACH OF ITEMS 1 THROUGH 7.

                                                       FOR   AGAINST   ABSTAIN
1.   To vote on an amendment to the Fund's             [ ]     [ ]       [ ]
     Declaration of Trust to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act
     (the "1940 Act").

2.   To vote on an amendment to the fundamental        [ ]     [ ]       [ ]
     investment policies of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

3.   To vote on a Management Agreement for the         [ ]     [ ]       [ ]
     Fund with Citibank, NA.

4.   To vote on authorizing the Trustees to select     [ ]     [ ]       [ ]
     and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

5.   To vote on amendments to the fundamental
     investment policies of the Fund concerning
     the Fund's ability to:
          a. borrow money                              [ ]     [ ]       [ ]
          b. make loans to other persons               [ ]     [ ]       [ ]
          c. buy and sell futures contracts            [ ]     [ ]       [ ]
             and options on futures

6.   To vote on proposals to adopt fundamental
     investment policies limiting:
          a. the underwriting of securities            [ ]     [ ]       [ ]
          b. purchases and sales of real estate        [ ]     [ ]       [ ]
          c. purchases and sales of commodities        [ ]     [ ]       [ ]
          d. the issuance of senior securities         [ ]     [ ]       [ ]

7.   To vote on the selection of                       [ ]     [ ]       [ ]
     PricewaterhouseCoopers LLP as the independent certified public accountants for the Fund.

To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.


  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.